Exhibit 4.3



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              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                    Depositor

                                       and

                         ------------------------------,

                                     Trustee




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                             FORM OF TRUST AGREEMENT
                         Dated as of ____________, 200_

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                               Trust Certificates

                                 Series 200_-__







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



     TRUST AGREEMENT, dated as of __________, 200_, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor") and _______________________, a ___________ banking corporation, as trustee (the
"Trustee").

                              PRELIMINARY STATEMENT

     The Depositor is the owner of the Underlying Certificates being conveyed by it to the Trustee for inclusion in the Trust Fund and has duly authorized the execution and delivery of this Agreement to provide for the sale and conveyance to the Trustee of the Underlying Certificates and the issuance of Trust Certificates, Series 200_-__ (the "Certificates" or "Trust Certificates"), representing in the aggregate the entire beneficial ownership of the Underlying Certificates and other assets included in the Trust Fund, which Trust
Certificates are issuable as provided in this Agreement. All covenants and agreements made by the Depositor and the Trustee herein are for the benefit of the Holders of the Certificates. The Depositor is entering into this Agreement, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     All things necessary to make this Agreement a valid declaration of trust by the Depositor in accordance with its terms have been done.

     In  consideration  of  the  premises  and  the  mutual   agreements  herein
contained, the Depositor and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. Defined Terms.

     Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     Accrued Certificate Interest: With respect to each Payment Date, as to any Regular Certificate, one month's interest accrued at the Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Payment Date minus the amount of principal on the Underlying Certificates, if any, which was not previously distributed in accordance with Section 3.02(a). Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     Affiliate: An "affiliate" of, or person "affiliated" with, a specific person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

     Aggregate Series Balance: For any class of certificates is equal to the aggregate outstanding principal balances of all classes of certificates of the series of which such class is a part.

           Aggregate Underlying Certificate Balance: With respect to any Underlying Certificate, as of any Distribution Date (following all distributions to be made with respect to the Underlying Certificate on such Distribution
Date), and as of any date of determination thereafter until the next succeeding Distribution Date, the aggregate outstanding principal balance of the class of Underlying Certificates to which such Underlying Certificate relates, as set forth in the Distribution Date Statement sent to the Trustee as the Certificateholder of part or all of the class of certificates to which such Underlying Certificate relates, relating to such Distribution Date, which is to be determined in accordance with the terms of the related Underlying Agreement.

     Agreement: This Trust Agreement and all amendments hereof and supplements hereto.

     Anticipated Termination Date: Any Payment Date on which the Trustee anticipates that the Trust Fund will be terminated pursuant to Section 6.01.

     Available Funds: As of any date of determination, the aggregate amount on deposit in the Trust Certificate Account as of such date of determination, net of any portion thereof which represents amounts payable pursuant to clauses (i),
(iii) and (iv) of Section 3.04.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

     Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of [_______] or the State of [New York] and such other state or states in which the Trust Certificate Account or any account relating to the Underlying Certificates, are required or authorized by law or executive order to be closed.

     Certificate or Trust Certificate: Any Offered Certificate or Class R Certificate.

     Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to the Certificates other than the Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the aggregate of all amounts previously distributed with respect to such Certificate and applied to reduce the Certificate Principal Balance thereof pursuant to Section 3.05; provided that the Certificate Principal Balance of each Certificate of the Class of Regular Certificates outstanding with the lowest payment priority shall be subject to further reduction as set forth in Section 3.05(b). The Class R Certificate has no Certificate Principal Balance.

     Certificate  Registrar and Certificate  Register:  The meanings provided in
Section 4.02.

     Certificateholder or Holder: The person in whose name a Trust Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent or



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

exercising any Voting Rights pursuant to this Agreement, any Trust Certificate registered in the name of the Depositor or any Affiliate shall be deemed not to be an Outstanding Certificate or taken into account when calculating the Voting Rights of any Certificateholder.

     All references herein to "Holder" or "Certificateholder" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     Class: Collectively, all of the Trust Certificates bearing the same designation.

     Class A Certificate: Any of the Class A Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit A evidencing an interest [designated as a "regular interest"] in the Trust Fund [for purposes of the REMIC Provisions].

     Class B Certificate: Any one of the Class B Certificates executed and delivered by the Trustee substantially in the form annexed hereto as Exhibit C, evidencing an interest [designated as a "regular interest"] in the Trust Fund [for purposes of the REMIC Provisions].

     Class M Certificate: Any one of the Class M1, Class M2 and Class M3 Certificates executed and delivered hereunder by the Trustee substantially in the form annexed hereto as Exhibit B, evidencing an interest [designated as a "regular interest"] in the Trust Fund [for purposes of the REMIC Provisions].

     Class R Certificate: Any Class R Certificate executed and delivered hereunder by the Trustee substantially in the form annexed hereto as Exhibit D, evidencing an interest [designated as a "regular interest"] in the Trust Fund [for purposes of the REMIC Provisions].

     Closing Date: _________, 200_.

     Code: The Internal Revenue Code of 1986.

     Corporate Trust Office: The principal corporate trust office of the Trustee in the State of ___________ at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at
________________________________.

     Cut-off Date: ________, 200_.

     Definitive Certificate: Any definitive, fully registered Certificate.

     Depositor: Credit Suisse First Boston Mortgage Securities Corp. or its successor in interest.

     Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all



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


times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

     Depository   Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Distribution   Date:   With   respect   to  any   Underlying   Certificate,
"Distribution Date" shall mean the date specified in the related Underlying Agreement on which distributions on the Underlying Certificates are to be made.

     Distribution Date Statement: With respect to any Underlying Certificate and any Distribution Date, the monthly remittance report forwarded to the holder thereof with respect to such Distribution Date pursuant to the related Underlying Agreement.

     Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by the Rating Agency in its highest rating category, (ii) an account or accounts the deposits in which such accounts are fully insured to the limits established by the FDIC, provided that any such deposits not so insured shall, to the extent acceptable to the Rating Agency, as evidenced in writing, be otherwise maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and the Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iii) an account or accounts of a depository institution acceptable to the Rating Agency (as evidenced in writing by the Rating Agency that use of any such account as the Trust Certificate Account will not have an adverse effect on the then-current ratings assigned to the Classes of the Certificates then rated by such Rating Agency), or (iv) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity.

     FDIC: The Federal Deposit Insurance Corporation or any successor.

     FHLMC: The Federal Home Loan Mortgage Corporation or any successor.

     FNMA: The Federal National Mortgage Association or any successor.

     Independent: When used with respect to any specified Person, such a Person who (i) is in fact independent of the Depositor, (ii) does not have any direct financial interest in the Depositor or in an Affiliate, and (iii) is not connected with the Depositor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     Initial Certificate Principal Balance: With respect to any Class of Trust Certificates, the initial Certificate Principal Balance thereof, as follows:




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

     Class A Certificates $_________________

     [Class M1 Certificates $_________________

     Class M2 Certificates $_________________

     Class M3 Certificates $_________________

     Class B Certificates $_________________

     Class R Certificates $0]

     Mortgage Loans: With respect to any Underlying Certificate and any Related Certificates, the mortgage loans in which such Underlying Certificate and Related Certificates evidence a beneficial ownership interest.

     Non-United States Person: Any Person other than a United States Person.

     Notice of Final Distribution: With respect to any Underlying Certificate, the notice to be provided pursuant to the related Underlying Agreement to the effect that final distribution on such Underlying Certificate shall be made only upon presentation and surrender thereof.

     Notice of Termination:  Any of the notices given by the Trustee pursuant to
Section 6.01(b).

     Offered Certificate: Any of the [Class A, Class M1, Class M2, Class M3 and Class B] Certificates.

     Officer's Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Trustee, as required by this Agreement.

     Opinion of Counsel: A written opinion of counsel (not at the expense of the Trustee), who may be counsel for the Depositor; except that any opinion of counsel relating to (i) the qualification of any account required to be maintained pursuant to this Agreement as an Eligible Account or (ii) the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions, must be an opinion of Independent counsel.

     Outstanding Certificates: With respect to any of the Trust Certificates, as of the date of determination, all Trust Certificates theretofore executed and delivered under this Agreement except:

     (i) Trust Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and




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

     (ii) Trust Certificates in exchange for which or in lieu of which other Trust Certificates have been executed and delivered pursuant to this Agreement unless proof satisfactory to the Trustee is presented that any such Trust Certificates are held by a holder in due course.

     Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

     Pass-Through Rate: With respect to any Class of Certificates and any Payment Date, means the [___________________].

     Payment Date: The date which is the later of (a) the second Business Day following the latest of the related Distribution Dates on the Underlying Certificates, and (b) the date on which both the distribution with respect to each Underlying Certificate and the related Distribution Date Statements and Underlying Re-REMIC Distribution Date Statements, as applicable, have been received by the Trustee, but no later than five Business Days following the date set forth in clause (a); PROVIDED, HOWEVER, that the initial Payment Date will be _________, 200_.

     Percentage Interest: With respect to a Class A, Class M or Class B Certificate, the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the initial Certificate Principal Balance thereof divided by the aggregate initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the undivided percentage ownership interest in such Class, as stated on the face of such Certificate.

     Permitted Investments: One or more of the following:

     (i) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

     (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in its highest short-term rating available;

     (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by the Rating Agency in its highest short-term rating available;




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

     (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by the Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

     (v) a money market fund or qualified investment fund rated by the Rating Agency in its highest rating available; and

     (vi) other obligations or securities that are acceptable to the Rating Agency as a Permitted Investment hereunder and will not result in a reduction in the then-current rating of the Classes of Certificates that have been rated, as evidenced in writing;

provided, however, (A) such obligation or security is held for a temporary period pursuant to Treasury Regulations Section 1.860G-2(g)(1) and (B) that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal payments with respect to such instrument provide a yield to maturity greater than [120%] of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean [____] or higher in the case of [_____] and in the case of any other Rating Agency shall mean such ratings without any plus or minus, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean [____] by [_____] in the case of [_____].

     Permitted  Transferee:  Any Transferee of a Class R Certificate  other than
(i) the United States, any state or any political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by any such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (unless such organization is subject to the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381 of the Code and (v) an electing large partnership under Section 775 of the Code and any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates, other than such Person, to incur a liability for any tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

     Person:   Any   individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.



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

     Prepayment Assumption: The percentage of the standard prepayment assumption set forth below with respect to the Mortgage Loans related to each of the Underlying Certificates. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of [__]% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional [__]% per annum in each succeeding month until the thirtieth month, and a constant [__]% per annum rate of prepayment thereafter for the life of the mortgage loans.

                     ________ Series ____-__ Class __ ____%
                     ________ Series ____-__ Class __ ____%
                     ________ Series ____-__ Class __ ____%

     Principal Distribution Amount: With respect to any Payment Date and any Class of Certificates means the product of the applicable Principal Distribution Percentage for such Class of Trust Certificates times the Underlying Certificate Principal Distribution Amount for such Payment Date.

     Principal Payment: With respect to any Payment Date and any Class of Certificates means the payment received, if any, with respect to its Principal Distribution Amount.

     Rating Agency: [_____] and [_____]. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee.

     Realized Losses: With respect to any Underlying Certificate, the amount of a "Realized Loss," or, with respect to the Underlying [Re-REMIC] Certificates, the aggregate of the "Pooled Certificate Excess Bankruptcy Losses", "Pooled Certificate Excess Fraud Losses" and "Pooled Certificate Excess Special Hazard Losses", in each case as such terms are defined in the related Underlying Agreement, which is applied to reduce the principal balance of such Underlying Certificate.

     Record Date: With respect to any Payment Date, other than the first Payment Date, the last Business Day of the month preceding the month in which the earliest related Distribution Date on the Underlying Certificates occurs, and with respect to the first Payment Date, the Closing Date.

     Regular Certificates: [The Class A, Class B and Class M Certificates.]

     Related  Certificates:  With respect to the  Underlying  Certificates,  any
other  mortgage  pass-through   certificates  issued  pursuant  to  the  related
Underlying Agreement.

     Related Senior Certificates: With respect to the Underlying Certificates, any class of certificates of the related series with a higher payment priority.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

           Responsible Officer: When used with respect to the Trustee, any officer of the [_____________ Division] of the Trustee, including any Vice President, any Assistant Vice President, any Assistant Secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

     Rule 144A: Rule 144A under the Securities Act of 1933, as in effect from time to time.

     Single Certificate: A Certificate of any Class evidencing a [$1,000] denomination for Certificates of such class as set forth in Section 3.06.

     Startup Day: The day designated as such pursuant to Section 2.03(b).

     Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Termination Date: The Payment Date on which the Trust Fund is terminated pursuant to Section 6.01.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Certificate Account: The trust account or accounts, which shall at all times be Eligible Accounts, created and maintained by the Trustee pursuant to Section 3.03. Funds deposited in the Trust Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in
Article III hereof.

     Trustee:  __________________,  a _____________  banking  corporation or its successor in interest, or any successor trustee appointed as herein provided.

     Trustee Fee: With respect to any Payment Date, the fee payable monthly to the Trustee in respect of its compensation hereunder that accrues at an annual rate equal to [___]% on the aggregate Certificate Principal Balance of the Certificates of all Classes as in effect immediately prior to the next preceding Distribution Date.

     Trustee Fee Agreement: The fee agreement between the Depositor and the Trustee relating to certain fees and expenses payable to the Trustee in connection with this Agreement.

     Trust Fund: The corpus of the trust created by and to be administered under this Agreement consisting of: (i) the Underlying Certificates described in the Underlying Certificate Schedule, (ii) all distributions thereon after but not including the Distribution Date occurring in _________, 200_, and (iii) the Trust Certificate Account and such assets that are deposited therein from time to time, together with any and all income, proceeds and payments with respect thereto.

     Underlying Agreement: With respect to each Underlying Certificate, the pooling and servicing agreement, trust agreement or indenture pursuant to which such Underlying Certificate was issued, as described in Exhibit E.

     Underlying Certificate: Any one of the mortgage pass-through certificates transferred to the Trustee by the Depositor pursuant to Section 2.01, as from time to time are held as a part of the Trust Fund and as are more fully described in the Underlying Certificate Schedule attached hereto as Exhibit E.

     Underlying Certificate Distribution Date: With respect to any Payment Date and Underlying Certificate, the Distribution Date occurring next preceding such Payment Date.

     Underlying  Certificateholder:   The  registered  owner  of  an  Underlying
Certificate.

     Underlying Certificate Rate: With respect to any Underlying Certificate and any Distribution Date, the rate per annum at which interest payable with respect to such Underlying Certificate on such Distribution Date accrued.

     Underlying Certificate Schedule: The schedule attached as Exhibit E hereto identifying the Underlying Certificates.

     [Underlying  Re-REMIC  Certificates:   The   ______________________   Trust
_________,  Series ______ Class __, and  ___________________  Trust  __________,
Series ______ Class __, as listed in Exhibit E hereto.]

     United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. For so long as the related Classes of Certificates remain outstanding, [99]% of all of the Voting Rights shall be allocated among Holders of the Regular Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Outstanding Certificates and the aggregate outstanding Certificate Principal Balance of the Regular Certificates which are Outstanding Certificates; and the Holder of the Class R Certificate shall be entitled to [1]% of all of the Voting Rights, allocated among the Certificates of such Class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                   CONVEYANCE OF THE UNDERLYING CERTIFICATES;
                     ORIGINAL ISSUANCE OF TRUST CERTIFICATES

     Section 2.01. Conveyance of the Underlying Certificates.

     (a) The Depositor, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set-over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Underlying Certificates and all other assets constituting the Trust Fund. Such assignment includes, without limitation, all amounts payable to and all rights of the Underlying Certificateholders pursuant to the related Underlying Agreement.

     In connection with such transfer and assignment, on the Closing Date the Depositor will deliver to, and deposit with, the Trustee each of the Underlying Certificates, together with the following documents or instruments:

          (i) a duly issued and authenticated certificate or certificates for each class of the Underlying Certificates, evidencing the entire interest in such class, with appropriate endorsements and other documentation sufficient under the related Underlying Agreement to transfer each such certificate to "______________, as trustee under the Trust Agreement, dated as of _________, 200_, relating to Credit Suisse First Boston Mortgage Securities Corp., Trust Certificates, Series 200_-__";

          (ii) a copy of each related Underlying Agreement; and

          (iii) copies of each of the most recent Distribution Date Statements and [Underlying Re-REMIC Distribution Date] Statements delivered to the Underlying Certificateholders.

     In addition, subsequent to the Closing Date, the Depositor shall deliver to, and deposit with, the Trustee all distributions, Distribution Date Statements, and Underlying Re-REMIC Distribution Date Statements, if applicable, relating to distributions on the Underlying Certificates due after the Cut-off Date and received by the Depositor. Any such distributions shall be made by wire on the same day on which such distributions are received by the Depositor or, if such distribution is received by the Depositor after noon New York time, on the next Business Day.

     The Trustee hereby acknowledges the receipt by it of the Underlying Certificates and the other documents and instruments referenced above, and declares that it holds and will hold such Underlying Certificates, such other documents and instruments and that it holds and will hold all other assets and documents included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.

     The transfer of the Underlying Certificates and all other assets constituting the Trust Fund is absolute and is intended by the parties hereto as a sale. Except as provided in Sections 2.02, 3.02(b) and 6.01 hereof, the Trustee shall not assign, sell, dispose of or transfer any interest in the Underlying Certificates or any other asset constituting the Trust Fund or permit the Underlying Certificates or any other asset constituting the Trust Fund to be subjected to any lien, claim or encumbrance arising by, through or under the Trustee or any person claiming by, through or under the Trustee.

     (b) It is the express intent of the parties hereto that the conveyance of the Trust Fund to the Trustee, for the benefit of the Certificateholders, by the Depositor as provided in this Section 2.01 be, and be construed as, an absolute sale of the Trust Fund. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Trust Fund by the Depositor to the Trustee to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then:

          (i) this Agreement shall be deemed to be a security agreement; and

          (ii) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the Depositor's right, title, and interest, whether now owned or hereafter acquired, in and to:

               (i) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to any of the property described in clauses (1) and (2) below: (1) the Underlying Certificates; and (2) the Trust Certificate Account, including all property therein and all income from the investment of funds therein (including any accrued discount realized on liquidation of any investment purchased at a discount);

               (ii) All accounts, contract rights, general intangibles,  chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (iii)All cash and non-cash  proceeds of the collateral  described in clauses (A) and (B) above.

     (c) The possession by the Trustee of the Underlying Certificates and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party, or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction.

     (d) Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

     (e) The Depositor and, at the Depositor's direction, the Trustee, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund or the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall file all filings necessary to perfect such security interest of first priority and shall maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Trust Fund and such other property, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Depositor in the Trust Fund or such other property. In connection herewith, the Trustee shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

     Section 2.02. Issuance of Trust Certificates.

     The Trustee acknowledges the transfer, delivery and assignment to it of the Underlying Certificates, together with the assignment to it of all other assets included in the Trust Fund, and declares that it holds and will hold the Underlying Certificates and all other assets included in the Trust Fund in trust for the benefit of all present and future Certificateholders. Concurrently with such transfer and delivery, the Trustee has duly executed, authenticated and delivered, to or upon the order of the Depositor, the Trust Certificates in authorized denominations, and registered in such names as the Depositor has requested.

     Section 2.03. [Miscellaneous REMIC Provisions.

     (a) The Depositor hereby designates the Certificates (other than the Class R Certificate) as the "regular interests" and the Class R Certificate as the sole class of "residual interest" in the Trust Fund for purposes of Sections 860G(a)(1) and 860G(a)(2) of the Code, respectively. The Trustee shall not permit the creation of any "interests" (within the meaning of

Section 860G of the Code) in the REMIC, other than the regular interests and the interests represented by the Class R Certificates, respectively.

     (b) The Closing Date will be the "Startup Day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

     (c) The Class R Certificateholder is hereby designated as the "tax matters person" with respect to the Trust Fund in the manner provided under Treasury Regulations Section 1.860F-4(d) and Temporary Treasury Regulations Section 301.6231(a)(7)-1T. The Trustee shall serve as attorney-in-fact and agent for any Person that is the tax matters person of the REMIC. The Holder of the Class R Certificate, by purchasing or accepting such Certificate, (A) shall be deemed to consent to the appointment of the Trustee as attorney-in-fact and agent for any Person that is the tax matters person of the REMIC and (B) agrees to execute any documents required to give effect to (A) above.

     (d) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero is ________ 20__, which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.]

                                  ARTICLE III

                 ADMINISTRATION OF THE UNDERLYING CERTIFICATES;

                   PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS

     Section 3.01. Administration of the Trust Fund and the Underlying Certificates.

     (a) [The parties intend that the Trust Fund formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and that in such capacity it shall: (i) prepare and file, or cause to be prepared and filed, in a timely manner, annual U.S. Real Estate Mortgage Investment Conduit Income Tax Returns (Form 1066) and any other Tax Returns required to be filed by the Trust Fund, using a calendar year as the taxable year for the Trust Fund or as otherwise may be required by the REMIC Provisions; (ii) in the first such tax return, make an election, on behalf of the Trust Fund, to be treated as a REMIC, such election to be made on Form 1066 or other appropriate tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued; (iii) prepare and forward, or cause to be prepared and delivered to the Trustee for forwarding and the Trustee shall forward to the Certificateholders all information reports as and when required to be provided to them in accordance with the REMIC Provisions or other federal income tax laws and regulations (for purposes of federal income tax information reporting to the Internal Revenue Service and to Certificateholders, the Prepayment Assumption shall be used as required); (iv) conduct the affairs of the Trust Fund at all times that any Certificates are outstanding so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions; (v) not knowingly or intentionally take any action (including, without limitation, permitting any modification with respect to any Underlying Certificate), or omit to take any action, that would cause the termination of the REMIC status of the Trust Fund; (vi) execute any such returns or reports to be filed on behalf of the Trust Fund; (vii) in a timely manner pay the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable and (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code (and the Trustee may in its absolute discretion determine when any such tax is due and payable and whether to pay such tax, to pay and contest such tax or to withhold payment of such tax, if permitted by law, pending the outcome of any such proceedings);
(viii) provide to the Certificateholders such data reasonably necessary for their original issue discount computations and market discount computations with respect to the Certificates for federal income tax purposes based on pricing information provided by the Depositor to the Trustee (and upon notice thereof, the Trustee shall promptly correct any errors in such data); and (ix) as and when necessary and appropriate, represent the Trust Fund in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of the Trust Fund, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust Fund, and otherwise act on behalf of the Trust Fund in relation to any tax matter involving the Trust Fund or controversy involving the Trust Fund. The legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Trustee shall be entitled to be reimbursed therefor out of amounts attributable to the Underlying Certificates on deposit in the Trust Certificate Account as provided by Section 3.04 and, on the Payment Date(s) following such reimbursement, the aggregate of such expenses and costs as well as all taxes paid by the Trustee pursuant to clause (vii) above (to the extent that such taxes are not imposed due to a negligent failure by the Trustee to perform any obligation specifically undertaken by the Trustee pursuant to this Agreement) shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall. The Trustee shall sign all Tax Returns relating to the Trust Fund.

     (b) Within 30 days after the Closing Date, the Trustee shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMICs) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

     (c) If at any time the Trustee, as an Underlying Certificateholder, is requested in such capacity to take any action or to give any consent, approval or waiver, including without limitation in connection with an amendment of the related Underlying Agreement or if an Event of Default as defined in the related Underlying Agreement occurs under the related Underlying Agreement, the Trustee, in its capacity as an Underlying Certificateholder, may take such action in connection with the enforcement of any rights and remedies available to it in such capacity with respect thereto but only in accordance with the written directions of Holders of Certificates entitled to at least 51% of the Voting Rights. The Trustee shall promptly notify all of the Certificateholders of any such request.

     (d) Following the Startup Day, the Trustee shall not accept any contributions of assets to the REMIC unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.]

     Section 3.02. Collection of Monies.

     (a) [In the event the Trustee does not receive any Distribution Date Statement in connection with its receipt of any distribution on an Underlying Certificate on any Distribution Date, and, in the case of the Underlying Re-REMIC Certificates, the Underlying Re-REMIC Distribution Date Statements with respect to the Underlying Certificates, the Trustee shall use its best efforts to contact the related trustee to obtain such Distribution Date Statement and Underlying Re-REMIC Distribution Date Statements as soon as possible and will confirm that the amount of principal and interest distributions received on such Distribution Date equals the distribution amount shown on the related Distribution Date Statement. If such amounts differ, the Trustee will use its best efforts to contact the trustee for the Underlying Certificates to attempt to reconcile such difference. If such distribution and the related Distribution Date Statement and any Underlying Re-REMIC Distribution Date Statements shall not have been received by the Trustee by the close of business one Business Day following the day on which such distribution was to be received by the Trustee or the Trustee shall gain actual knowledge of any Event of Default under and as defined in the related Underlying Agreement, the Trustee shall promptly notify the Depositor and the Certificateholders and such parties shall proceed in accordance with the terms and conditions of Section 3.01(c). Any distribution received, or with respect to which the Distribution Date Statement or any Underlying Re-REMIC Distribution Date Statements are received, subsequent to a Payment Date shall be deposited in the Trust Certificate Account and distributed on the next succeeding Payment Date.

     (b) Except as otherwise provided in Section 6.01, upon its receipt of a Notice of Final Distribution, the Trustee shall present and surrender the Underlying Certificate to which such notice applies, for final payment thereon in accordance with the terms and conditions of the related Underlying Agreement and such Notice of Final Distribution. The Trustee shall promptly deposit in the Trust Certificate Account the final distribution received upon presentation and surrender of any Underlying Certificate.]

     Section 3.03. Establishment of Trust Certificate Account; Deposits in Trust Certificate Account.

     (a) The Trustee, for the benefit of the Certificateholders, shall establish and maintain one or more accounts (collectively, the "Trust Certificate
Account"),   each   of   which   shall   be  an   Eligible   Account,   entitled
"________________, in trust for the registered holders of Credit Suisse First Boston Mortgage Securities Corp., Trust Certificates, Series 200_-__," held in trust by the Trustee for the benefit of the Certificateholders. The Trustee shall cause the following payments and collections in respect of the Underlying Certificates to be deposited directly into the Trust Certificate Account:

     (i) all distributions due and received on the Underlying Certificates subsequent to the Cut-off Date;

     (ii) any amounts received in connection with the sale of the Underlying Certificates pursuant to Section 6.01 in accordance with a plan of complete liquidation of the Trust Fund; and

     (iii)any other amounts specifically required to be deposited in the Trust Certificate Account hereunder.

     The foregoing requirements for deposit in the Trust Certificate Account shall be exclusive.

     (b) Funds in a Trust Certificate Account may be invested by the Trustee in Permitted Investments in accordance with the provisions set forth in Section
3.08. The Trustee shall give notice to the Depositor of the location of each Trust Certificate Account upon establishment thereof and prior to any change thereof.

     Section 3.04. Permitted Withdrawals From the Trust Certificate Account.

     The Trustee may from time to time withdraw funds from the Trust Certificate Account for the following purposes:

     (i) to pay to the Trustee on each Payment Date, as compensation for its services hereunder, the Trustee Fee, any Trustee Fee due on a prior Payment Date remaining unpaid, permitted expenses of the Trustee as set forth in the Trustee Fee Agreement and any investment income on amounts in the Trust Certificate Account;

     (ii) to make distributions in the amounts and in the manner provided for in
          Section 3.05;

     (iii)to reimburse the Depositor or the Trustee for expenses incurred by and reimbursable to the Depositor or the Trustee pursuant to Section 3.01(a) or 7.03 or as otherwise permitted under this Agreement; and

     (iv) to clear and terminate the Trust Certificate Account upon the termination of this Agreement.

     Section 3.05. Distributions.

     (a) [CASH FLOW PROVISIONS TO BE INSERTED AS APPROPRIATE]

     (b) Except as otherwise provided in Section 6.01, whenever the Trustee, as of [five] Business Days prior to any Record Date, has received notice that the final distribution with respect to any Class of Certificates will be made on the related Payment Date, the Trustee shall, no later than such related Record Date, mail to each Holder on such date of such Class of Certificates a notice to the effect that:

     (i) the Trustee has received notice that the final distribution with respect to such Class of Certificates will be made on such Payment Date but only upon presentation and surrender of such Certificates at the office of the Trustee therein specified, and

     (ii) no interest shall accrue on such Certificates from and after such final Payment Date.

     (c) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar or the Depositor shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

     Section 3.06. Statements to Certificateholders.

     On each Payment Date to the extent the Trustee has received the related Distribution Date Statement for the Underlying Certificates on the Underlying Certificate Distribution Date, the Trustee shall prepare and forward by mail a statement as to the distributions on the Underlying Certificates made on such Distribution Date and, in the case of the Underlying Re-REMIC Certificates, the Underlying Re-REMIC Distribution Date Statements with respect to the Underlying Certificates, if received, and a statement to each Certificateholder and to the Depositor stating:

     (i)  the Available Funds for such Payment Date;

     (ii) with respect to such Payment Date, the aggregate amount of Accrued Certificate Interest and the aggregate Principal Distribution Amount and the amounts of principal and interest distributed to the Certificateholders of each Class of Certificates on such Payment Date pursuant to Section 3.05;

     (iii)the aggregate amount of distributions on the Class R Certificate on such Payment Date pursuant to Section 3.05, if any;

     (iv) the   Certificate   Principal   Balance   of  each  Class  of  Regular
          Certificates after giving effect to distributions of principal of such Certificates on such Payment Date;

     (v) the Underlying Certificate Balance for each Underlying Certificate as of the Distribution Date immediately preceding such Payment Date, after giving effect to the distribution of principal made thereon on such Distribution Date and the amount of any Realized Losses with respect to each Underlying Certificate applied to reduce the Underlying Certificate Balance thereof on such Distribution Date;

     (vi) the amount of any reductions in the Certificate Principal Balance of each Class of Regular Certificates or the Accrued Certificate Interest distributable thereon; and

     (vii)the amount of Accrued Certificates Interest on any Payment Date which was not distributed on such Payment Date.

     In the case of the information furnished pursuant to clauses (i)-(iii) above, the amounts shall also be expressed as a dollar amount per Single Certificate of the applicable Class.

     In addition, the Trustee promptly will furnish to Certificateholders copies of any notices, statements, reports or other communications including, without limitation, the Distribution Date Statements and the Underlying Re-REMIC Distribution Date Statements for each Distribution Date, received by the Trustee as the Underlying Certificateholder.

     On or before __________ of each calendar year, beginning with calendar year 200_, the Trustee shall prepare and deliver by first class mail to each Person who at any time during the previous calendar year was a Certificateholder of record a statement containing the information required to be contained in the regular monthly report to Certificateholders, as set forth in clause (ii) above aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code and regulations thereunder as from time to time are in force.

     Upon the written request of any Certificateholder, the Trustee, as soon as reasonably practicable, shall provide the Certificateholder with such information as has been provided by the Depositor to the Trustee, for purposes of satisfying applicable information reporting requirements under Rule 144A.

     Section 3.07. Access to Certain Documentation and Information.

     The Trustee shall provide to the Certificateholders access to Certificates and all reports, documents and records maintained by the Trustee in respect of its duties hereunder, such access being afforded without charge but only upon reasonable written request no less than two Business Days prior to such access and during normal business hours at offices designated by the Trustee.

     Section 3.08. Permitted Investments.

     The Trustee may direct any institution  maintaining  the Trust  Certificate
Account to invest the funds in such Trust Certificate Account in Permitted Investments, which shall mature not later than the Business Day immediately preceding the next Payment Date (except that any investment in the institution with which the Trust Certificate Account is maintained may mature on such Payment Date). All such Permitted Investments shall be made in the name of the

Trustee, in trust for the Holders of the Certificates, or its nominee. All income and gain received from any such investment shall be deposited in the appropriate Trust Certificate Account and may only be withdrawn and applied for the purposes set forth in Section 3.04.

     Section 3.09. Sale of Defective Assets.

     Upon the discovery by the Depositor or the Trustee that any of the Underlying Certificates are not REMIC regular interests or that any other asset of the REMIC is not a permitted asset, the party discovering such fact shall give prompt written notice to the other party. The Trustee shall sell such Underlying Certificate (or other asset, as the case may be) upon the terms and at the direction of the Depositor within 90 days of such discovery and any tax resulting therefrom not borne by the Trustee pursuant to Article V hereof shall be payable out of the Trust Fund ratably among all of the Classes to which the prohibited transaction relates.

     Section 3.10. Modification of Underlying Certificates.

     Notwithstanding any contrary provision herein, the Trustee will not permit the modification of any Underlying Certificate without an Opinion of Counsel which shall not be an expense of the Trustee that such modification would not
(i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).

                                   ARTICLE IV

                             THE TRUST CERTIFICATES

     Section 4.01. The Certificates.

     The Certificates shall be substantially in the respective forms set forth in Exhibits A, B, C and D hereto. The Class A, Class B and Class M Certificates are issuable in minimum initial Certificate Principal Balances as of the Closing Date of $[25,000] plus integral multiples of $[1,000] in excess thereof; provided, however, that one Class B Certificate may be issued in an initial denomination equal to an integral multiple of $[25,000], plus the excess, if any, of the Initial Certificate Principal Balance of such Class over the largest integral multiple of $[1,000] less than such Initial Certificate Principal Balance. The Class R Certificate will be issuable in fully registered form as a single Certificate evidencing a 100% Percentage Interest. The Certificates shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor upon receipt by the Trustee of the Underlying Certificates and any other documents which are required by this Agreement or which the Trustee may reasonably request.

     The Certificates shall be executed by manual signature on behalf of the Trustee in its capacity as trustee hereunder by an authorized officer. Certificates bearing the manual signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     The Class A, Class B and Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of the Book-Entry Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     The Trustee and the Depositor may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

     If (i)(A) the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Depositor is unable to locate a qualified successor or
(ii) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Depositor, nor the Trustee, nor any Affiliate of either thereof shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depositor in connection with the issuance of the Definitive Certificates pursuant to this Section shall be deemed to be imposed upon and performed by the Trustee, and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.02. Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of this Section
4.02 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. Upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest. In addition, the Trustee shall notify the Depositor of each transfer or exchange of the Certificates.

     (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

     (c) Except as provided in Section 4.02(d), no transfer, sale, pledge or other disposition of a Certificate shall be made unless such transfer, sale, pledge or other disposition (1) is exempt from the registration requirements of the Securities Act of 1933 (the "1933 Act"), as amended, and any applicable state securities laws or is registered or qualified in accordance with the 1933 Act and such laws and (2) is made in accordance with Rule 3a-7(a)(2) under the Investment Company Act of 1940. In the event that a Transfer of a Certificate is to be made under this Section 4.02(c), (i) the Trustee or the Depositor shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor that such Transfer may be made pursuant to an exemption from the 1933 Act made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor, and (ii) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit F hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit G hereto, acceptable to and in form and substance satisfactory to the Depositor and the Trustee certifying to the Trustee and the Depositor the facts surrounding such Transfer, which investment letter shall not be an expense of the Trustee or the Depositor. The Holder of a Certificate desiring to effect such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (d)  Transfers of  Certificates  may also be made in  accordance  with this
Section 4.02(d) if the prospective transferee of a Certificate provides the Trustee and the Depositor with an investment letter substantially in the form of Exhibit H attached hereto, which investment letter shall not be an expense of the Trustee or the Depositor, and which investment letter states that, among other things, such transferee (i) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (ii) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. Such transfers shall be deemed to have complied with the requirements of Section 4.02(c) hereof; provided, however, that no Transfer of any of the Certificates may be made pursuant to this Section 4.02(d) by the Depositor. The Holder of a Certificate desiring to effect such Transfer does hereby agree to indemnify the Trustee, the Depositor and the Certificate Registrar against any liability that may result if the Transfer is not made in accordance with this Agreement.

     (e) Notwithstanding Sections 4.02(c), (d) and (f), an Opinion of Counsel or certification will not be required with respect to the transfer of any Class A, Class B or Class M Certificate to a Depository, or for any subsequent transfer of any interest in such a Certificate for so long as such Certificate is a Book-Entry Certificate. Any Transferee of a Book-Entry Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that (A) either (a) it is not, and is not purchasing on behalf of, any Plan or using the "plan assets" of any Plan to effect such purchase and the holding of any Certificate or (b) such Transferee is an insurance company acquiring such Certificates solely with assets of its general account in a transaction satisfying the conditions to the applicability of exemptive relief under Sections I and III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60 and (B) such Transferee is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers", and is aware that the proposed transferor intends to rely on the exemption from registration requirements under the 1933 Act provided by Rule 144A. Any purported Certificate Owner whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in this Section 4.02(e) shall indemnify and hold harmless the Depositor, the Trustee and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

     (f) In the case of any Certificate presented for registration by the Trustee, the Trustee shall not register the purchase or transfer unless the prospective purchaser or transferee provides the Trustee and the Depositor with a representation in the form set forth in Exhibit F or Exhibit H that (i) it is not, and is not purchasing on behalf of, any Plan or using the "plan assets" of any Plan to effect such purchase and the holding of any Certificate; or (ii) in the case of a Regular Certificate, it has delivered an Opinion of Counsel which shall be acceptable to and in form and substance satisfactory to the Trustee and the Depositor, to the effect that the purchase or holding of such Certificate is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under Section 406 or 407 of ERISA or Section 4975 of the Code, and will not subject the Trustee or the Depositor to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor; or
(iii) in the case of a Regular Certificate, it is an insurance company, it is acquiring the Certificates solely with assets of its general account, and such general account satisfies the conditions to the applicability of exemptive relief available under Sections I and III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

     (g) [(i) No transfer of the Class R Certificate may be made except to "qualified institutional buyers" who have complied with the requirements of
Section 4.02(d) hereof or to the Depositor or an Affiliate of the Depositor. In addition, each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

     (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a United States Person and a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

     (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate to a United States Person, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement" attached hereto as
          Exhibit I-1) from the proposed Transferee, representing and warranting, among other things, that it is a United States Person, that such Transferee is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 4.02(g) and agrees to be bound by them and (II) a Certificate, attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

     (C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if the Trustee has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

     (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

     (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations 1.67-3T(a)(2)(A) immediately upon acquiring an

          Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

               (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a Certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificate to Non-United States Persons and Persons other than Permitted Transferees are prohibited.

               (iii) The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 4.02(g) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

               (iv) The Trustee shall make available all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest to any Person who is not a Permitted Transferee, including the information regarding "excess inclusions" of such Class R Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in
          Section 1381 of the Code having as among its record holders at any time any Person who is not a Permitted Transferee. Reasonable compensation for providing such information may be required by the Trustee.

               (v) The provisions of this Section 4.02(g) set forth prior to this Section (v) may be modified, added or eliminated, provided that there shall have been delivered to the Trustee:

               (A) written notification from the Rating Agency to the effect that the modification, addition or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings of the Certificates; and

               (B) an Opinion of Counsel, which shall not be an expense of the Trustee, to the effect that such modification, addition or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not (subject to Section 5.01(b) hereof) cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Non-United States Person or a Person that is not a Permitted Transferee.]

     (h) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

     Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates.

     If  (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     Section 4.04. Persons Deemed Owners.

     Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Trustee, the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 3.05 and for all other purposes whatsoever, and neither the Depositor, the Trustee, the Certificate Registrar nor any agent of the Depositor, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 4.02(g).

                                   ARTICLE V

                                   THE TRUSTEE

     Section 5.01. Duties of Trustee.

     (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

     (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the
Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement and the related Underlying Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents or a satisfactory explanation regarding any such nonconformities.

     The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 3.02, 3.06 and 6.01. [The Trustee covenants and agrees that it shall take such actions and shall cause the REMIC created hereunder to take such actions as are reasonably within the Trustee's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions. In performing its duties more specifically set forth herein, the Trustee shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Trustee has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Trustee determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the REMIC created hereunder, endanger such status or, unless the Trustee, the Depositor or both, as applicable, determines in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. At all times as may be required by the Code, the Trustee will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMIC as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.]

     (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished by the Depositor to the Trustee and which on their face, do not contradict the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be charged with knowledge of any default under an Underlying Agreement unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Depositor or any Certificateholder; and

          (v) Except to the extent provided in Section 5.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 5.02. Certain Matters Affecting the Trustee.

          (a) Except as otherwise provided in Section 5.01:

          (i) The Trustee may request and may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Certificateholder requesting the investigation; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless it shall have obtained or been furnished with an Opinion of Counsel from the party seeking to contribute assets and at such party's expense to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (subject to Section 5.01(b) hereof) (ii) cause the Trust Fund to be subject to any tax as a result of such contribution (including the imposition of any tax on "prohibited transactions" of the Trust Fund imposed under Section 860F(a) of the Code).

     Section   5.03.   Trustee  Not  Liable  for   Certificates   or  Underlying
Certificates.

     The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Underlying Certificates) shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed by it as Trustee and authenticated by it as Certificate Registrar) or of the Underlying Certificates of any related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Underlying Certificates deposited in or withdrawn from the Trust Certificate Account by the Depositor.

     Section 5.04. Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

     Section 5.05. Eligibility Requirements for Trustee.

           The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Depositor and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.06.

     Section 5.06. Resignation and Removal of the Trustee.

     (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 5.05 and shall fail to resign after written request therefor by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

     (c) The Holders of Regular Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed.

     (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 5.07.

     Section 5.07. Successor Trustee.

     (a) Any successor trustee appointed as provided in Section 5.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Underlying Certificates and related documents and statements held by it hereunder, and the

Depositor and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 5.05.

     (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

     Section 5.08. Merger or Consolidation of Trustee.

     Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all of the corporation trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 5.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

     Section 5.09. Appointment of Co-Trustee or Separate Trustee.

     (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 5.09, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.05 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 5.07 hereof.

     (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 5.09 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

     (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 5.10. Appointment of Office or Agency.

     The Trustee will maintain an office or agency in the City of _________ where Certificates may be surrendered for registration of transfer or exchange, or presented for final distribution, and where the office of the Certificate Registrar is located. The Trustee initially designates such office to be at ________________ which is located at _____________________________________,
Attention: ________________________.

     Section 5.11. Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements with respect to payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. Without limiting the foregoing, the Trustee agrees that it will not withhold with respect to payments of interest or original issue discount in the case of a Certificateholder that has furnished or caused to be furnished an effective Form W-8 or an acceptable substitute form or a successor form and who is not a "10 percent shareholder" within the meaning of Code Section 871(h)(3)(B) or a "controlled foreign corporation" described in Code Section 871(c)(3)(C) with respect to the Trust Fund. The consent of Certificateholders shall not be required for any such withholding. In the event the Trustee withholds any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholder.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.01. Termination.

     (a) Subject to Section 6.02, the respective obligations and responsibilities of the Depositor and the Trustee created hereby with respect to the Certificates (other than the obligation to make certain payments and to send certain notices to Certificateholders as hereinafter set forth) shall terminate immediately upon the occurrence of the last action required to be taken by the Trustee on the Termination Date pursuant to this Article VI following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of twenty-one years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the United Kingdom, living on the date hereof.

     (b) Notice of any  termination  of the Trust Fund  pursuant to this Section
6.01 shall be mailed by the Trustee to affected Certificateholders at their addresses shown in the Certificate Register as soon as practicable after the Trustee shall have received a Notice of Termination but in any event, not more than thirty days, and not less than ten days, prior to the Anticipated Termination Date. The notice mailed by the Trustee to affected Certificateholders shall:

     (i)  specify  the   Anticipated   Termination   Date  on  which  the  final
          distribution is anticipated to be made to Holders of Certificates of the Classes specified therein;

     (ii) specify the amount of any such final distribution, if known; and

     (iii)state that the final distribution to Certificateholders will be made only upon presentation and surrender of Certificates at the office of the Trustee therein specified.

     If the Trust Fund is not terminated on the Anticipated Termination Date for any reason, the Trustee shall promptly mail notice thereof to each affected Certificateholder.

     (c) Upon presentation and surrender of the Certificates by the Certificateholders on the Termination Date, the Trustee shall distribute to the Certificateholders the amounts otherwise distributable on such Payment Date pursuant to Section 3.05(a). Any funds not distributed on the Termination Date because of the failure of any Certificateholders to tender their Certificates shall be set aside and held in trust for the account of the appropriate non-tendering Certificateholders, whereupon the Trust Fund shall terminate. If any Certificates as to which notice of the Termination Date has been given pursuant to this Section 6.01 shall not have been surrendered for cancellation within six months after the time specified in such notice, the Trustee shall mail a second notice to the remaining Certificateholders, at their last addresses shown in the Certificate Register, to surrender their Certificates for cancellation in order to receive, from such funds held, the final distribution with respect thereto. If within one year after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall so notify the Depositor who shall upon receipt of such notice, directly or through an agent, take reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining such funds and of contacting Certificateholders shall be paid out of the assets which remain held. If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Depositor all amounts distributable to the Holders thereof and the Depositor shall thereafter hold such amounts for the benefit of such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 6.01.

     Section 6.02. Additional Termination Requirements.

     (a) Within 90 days prior to the Anticipated Termination Date, the Trustee shall adopt and the Trustee shall sign a plan of complete liquidation of the Trust Fund meeting the requirements of Section 860F(a)(4)(A) of the Code pursuant to which the Trustee shall sell or otherwise dispose of all the remaining assets of the Trust Fund, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 6.02(a) will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as described in Section 860F of the Code, or (subject to Section 5.01(b) hereof) (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (b) Each Holder of a Certificate hereby irrevocably approves and appoints the Trustee as its attorney-in-fact for the purposes of, adoption of the plan of complete liquidation and obtaining the signature of the Trustee in accordance with the terms and conditions of this Agreement.

                                  ARTICLE VII

                                  THE DEPOSITOR

     Section 7.01. Liability of the Depositor.

     The Depositor shall be liable in accordance herewith only to the extent of the respective obligations specifically imposed upon and undertaken by the Depositor herein.

     Section 7.02. Merger, Consolidation or Conversion of the Depositor.

     Subject to the following paragraph, the Depositor will keep in full effect its existence, rights and franchises as a corporation or association under the laws of the jurisdiction of its incorporation, and each will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and the Certificates and to perform its respective duties under this Agreement.

     The Depositor may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor shall be a party, or any Person succeeding to the business of the Depositor shall be the successor of the Depositor hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 7.03. Limitation on Liability of the Depositor and Others.

     (a) Neither the Depositor nor any of the directors, officers, employees or agents of the Depositor shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor or any such person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director, officer, employee or agent of the Depositor shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, and provided that such action has been consented to by the Holders of Certificates entitled to at least 51% of the Voting Rights, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor shall be entitled to be reimbursed therefor from the Trust Certificate Account as provided in Section 3.04.

     (b) Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee or any such person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations or duties hereunder. The Trustee and any director, officer, employee or agent of the Trustee may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Trustee and any director, officer, employee or agent of the Trustee will be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any claim or legal action or any pending or threatened claim or legal action relating to this Agreement or the Trust Certificates or any claim or legal actionor any pending or threatened claim or legal action relating to the performance of the Trustee's duties under the Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under this Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under this Agreement.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

     Section 8.01. Amendment.

     (a) This Agreement may be amended from time to time by the Depositor and the Trustee, without the consent of any of the Certificateholders:

     (i) to cure any ambiguity,

     (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

     (iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

     (iv) to change the timing and/or nature of deposits into the Trust Certificate Account, provided that (A) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (B) such change shall not adversely affect the then-current rating of the Certificates, as evidenced by a letter from the Rating Agency then rating the Certificates to such effect,

     (v) to modify, eliminate or add to the provisions of Section 4.02(g) or any other provision hereof restricting transfer of the Class R Certificate by virtue of their being the REMIC "residual interest", provided that (A) such change shall not adversely affect the then current ratings of the Certificates, as evidenced by a letter from the Rating Agency to such effect, and (B) such change shall not, as evidenced by an Opinion of Counsel, cause either the Trust Fund or any of the Certificateholders (other than the transferor) to be subject to a tax caused by a transfer to a Non-United States Person or a Person that is not a Permitted Transferee, or

     (vi) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

     (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or

     (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

     (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Depositor or the Trustee in accordance with such amendment will not (subject to Section 5.01(b) hereof) result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

     (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 8.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

     Section 8.02. Counterparts.

     For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     Section 8.03. Limitation on Rights of Certificateholders.

     (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     (b) No Certificateholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a notice of a default by the Depositor or the Trustee in the performance of any obligation hereunder, and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates entitled to at least 33% of the Voting Rights shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.04. Governing Law.

     This Agreement and the Certificates shall be construed in accordance with the laws of the State of __________ and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     Section 8.05. Notices.

     All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Depositor, 11 Madison Avenue, New York, New York 10010, Attention: Principal Transactions Group, or such other address as may hereafter be furnished to the Trustee in writing by the Depositor, (b) in the case of the Trustee, _____________________, ____________________, ____________________, Attention: ____________________ or
such other address as may hereafter be furnished to the Depositor in writing by the Trustee, with a copy to ________________, ________________, _______________,
Attention: ___________, and (c) in the case of [Rating Agency], __________________, ______________, Attention: ______________ or such other address as may hereafter be furnished to the Depositor and the Trustee in writing by [Rating Agency]. Any notice required or permitted to be mailed to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     Section 8.06. Notices to the Rating Agency.

     The Depositor or the Trustee, as applicable, shall notify the Rating
Agency at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of any of the events described in clauses (a),
(b), (d), (e) or (f) below or provide a copy to the Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (c) below:

     (a) a material change or amendment to this Agreement,

     (b) the termination or appointment of a successor Trustee or a change in the majority ownership of the Trustee,

     (c) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 3.06,

     (d) a change in the location of the Trust Certificate Account,

     (e) the occurrence of the Final Distribution Date, and

     (f) the repurchase of any Underlying Certificate.

     Section 8.07. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.08. Successors and Assigns.

     The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders.

     Section 8.09. Article and Section Headings.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the Depositor and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                               CREDIT SUISSE FIRST BOSTON MORTGAGE
                               SECURITIES CORP.




                               By:________________________________
                                  Name:
                                  Title:


                               ___________________________________
                               as Trustee




                               By:________________________________
                                  Name:
                                  Title:

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE MAY BE SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" PURSUANT TO RULE 144A UNDER THE ACT AND, IN CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT, TO A LIMITED NUMBER OF ACCREDITED INVESTORS. THIS CERTIFICATE IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER TO EMPLOYEE BENEFIT PLANS AND OTHER ARRANGEMENTS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986.

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS _________, 200_. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT THE PREPAYMENT ASSUMPTION, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.

Certificate No.                                                    CUSIP:


             Class A              Weighted Average Pass-Through Rate
____________________________     _____________________________________


Date of Trust Agreement                 Aggregate Initial Certificate
_________, 200_                         Principal Balance of Class A
                                        Certificates:  $____________


Initial Payment Date:  _________,       Initial Certificate Principal
200_                                    Balance of this Certificate:
                                        $_____________

                               TRUST CERTIFICATE,

                                 Series 200_-__

     evidencing a percentage interest in any distributions allocable to the Class A Certificates with respect to the Trust Fund consisting of the Underlying Certificates formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality or by Credit Suisse First Boston Mortgage Securities Corp. or the Trustee or any of their affiliates.

     This certifies that [Cede & Co.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  initial
Certificate Principal Balance of all Class A Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of the Underlying Certificates, formed and sold by Credit Suisse First Boston Mortgage Securities Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Depositor and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the date (the "Payment Date") which is the later of (a) the second Business Day following the latest related Distribution Date on the Underlying Certificates and (b) the date on which both the distribution with respect to each related Underlying Certificate and the related Distribution Date Statement have been received by the Trustee, but no later than five Business Days following the date set forth in clause (a) (provided that the initial Payment Date shall be _________, 200_), to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month preceding the month of the latest related Distribution Date for the related Underlying Certificates or, under certain circumstances, the preceding month (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of this Class of Certificates on such Payment Date.

     Distributions on this Certificate will be made by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto except as otherwise provided in the Agreement if such Person shall have so notified the Trustee, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The initial aggregate Certificate Principal Balance of the Class A Certificates is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and as further set forth in the Trust Agreement.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Act and any applicable state securities laws. In the event that such a transfer is to be made without such registration or qualification, (i) if this Certificate is a Definitive Certificate, the Depositor and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as either Exhibit F or Exhibit H to the Trust Agreement, which investment letter shall not be an expense of the Depositor or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Depositor shall require an Opinion of Counsel satisfactory to the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee will register the Certificate under the Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     In connection with any transfer of a Definitive Certificate, the Trustee will require (i) a representation, in the form set forth in Exhibit F or Exhibit H, stating that the transferee is not, and is not purchasing on behalf of, or with "plan assets" of an employee benefit plan or other arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or is an insurance company whose purchase satisfies certain conditions set forth in the Agreement, or (ii) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of this Certificate will not constitute or result in a non-exempt

"prohibited transaction" within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Trust Certificates of the Series specified hereon (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

     As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Trustee of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of __________.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.



                               ________________________, as Trustee




                               By:______________________________
                                  Authorized Signatory


     This is one of the Trust Certificates referred to in the within-mentioned Agreement.



                               ___________________________,
                               as Certificate Registrar




                               By:_________________________________
                                  Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s)       unto__________________________________________________________
________________________________________________________________________________
_______________________________________________________    (Please    print   or
typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



_______________________________________________________________________________
Dated:


                                    ___________________________________________
                                    Signature by or on behalf of assignor



                                    ___________________________________________
                                    Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________ for
the   account  of   _________________________________________   account   number
_____________________________________________,   or,  if  mailed  by  check,  to
_______________________________.  Applicable  statements  should  be  mailed  to
________________________________________________________________________.

     This information is provided by ____________________________________,

the assignee named above, or _________________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS [M1] [M2] CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE MAY BE SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" PURSUANT TO RULE 144A UNDER THE ACT AND, IN CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT, TO A LIMITED NUMBER OF ACCREDITED INVESTORS. THIS CERTIFICATE IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER TO EMPLOYEE BENEFIT PLANS AND OTHER ARRANGEMENTS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986.

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS _________, 200_. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT THE PREPAYMENT ASSUMPTION, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE

OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.

Certificate No.                                            CUSIP:


            Class M_                  Weighted Average Pass-Through Rate
_________________________________    _________________________________________


Date of Trust Agreement             Aggregate Initial Certificate
_________, 200_                     Principal Balance of Class M_
                                    Certificates: $_______________


Initial Payment Date:  _________,   Initial Certificate Principal
200_                                Balance of this Certificate:$______________


                               TRUST CERTIFICATE,

                                 Series 200_-__

     evidencing a percentage interest in any distributions allocable to the Class M_ Certificates with respect to the Trust Fund consisting of the Underlying Certificates formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality or by Credit Suisse First Boston Mortgage Securities Corp. or the Trustee or any of their affiliates.

     This certifies that [Cede & Co.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  initial
Certificate Principal Balance of all Class M_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of the Underlying Certificates, formed and sold by Credit Suisse First Boston Mortgage Securities Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Depositor and ______________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the date (the "Payment Date") which is the later of (a) the second Business Day following the latest related Distribution Date on the Underlying Certificates and (b) the date on which both the distribution with respect to each related Underlying Certificate and the related Distribution Date Statement have been received by the Trustee, but no later than five Business Days following the date set forth in clause (a) (provided that the initial Payment Date shall be _________, 200_), to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month preceding the month of the latest related Distribution Date for the related Underlying Certificates or, under certain circumstances, the preceding month (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of this Class of Certificates on such Payment Date.

     Distributions on this Certificate will be made by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto except as otherwise provided in the Agreement if such Person shall have so notified the Trustee, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The initial aggregate Certificate Principal Balance of the Class M_ Certificates is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and as further set forth in the Trust Agreement.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Act and any applicable state securities laws. In the event that such a transfer is to be made without such registration or qualification, (i) if this Certificate is a Definitive Certificate, the Depositor and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as either Exhibit F or Exhibit H to the Trust Agreement, which investment letter shall not be an expense of the Depositor or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Depositor shall require an Opinion of Counsel satisfactory to the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee will register the Certificate under the Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     In connection with any transfer of a Definitive Certificate, the Trustee will require (i) a representation, in the form set forth in Exhibit F or Exhibit H, stating that the transferee is not, and is not purchasing on behalf of, or with "plan assets" of an employee benefit plan or other arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or is an insurance company whose purchase satisfies certain conditions set forth in the Agreement, or (ii) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of this Certificate will not constitute or result in a non-exempt

"prohibited transaction" within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Trust Certificates of the Series specified hereon (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

     As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Trustee of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of _________.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.



                               ______________________, as Trustee




                               By:___________________________________
                                  Authorized Signatory


     This is one of the Trust Certificates referred to in the within-mentioned Agreement.



                               ___________________________,
                               as Certificate Registrar




                               By:_________________________________
                                  Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s)        unto         ________________________________________________
_______________________________________________________________________________
_____________________________ (Please print or typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:


                                    _______________________________________
                                    Signature by or on behalf of assignor


                                    _______________________________________
                                    Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___________________________________________________ for the
account of __________________________________ account number __________________, or, if mailed by check, to ___________________. Applicable statements should be mailed to ________________________________________.

     This information is provided by ________________________________________,

the assignee named above, or  ________________________________________  , as its
agent.

                                    EXHIBIT C

                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS M1, CLASS M2 AND CLASS M3 CERTIFICATES AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE MAY BE SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" PURSUANT TO RULE 144A UNDER THE ACT AND, IN CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT, TO A LIMITED NUMBER OF INSTITUTIONAL ACCREDITED INVESTORS. THIS CERTIFICATE IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER TO EMPLOYEE BENEFIT PLANS AND OTHER ARRANGEMENTS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986.

[SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS _________, 200_. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT THE PREPAYMENT ASSUMPTION, THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [CEDE & CO.] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [CEDE & CO.] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE

OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [CEDE & CO.], HAS AN INTEREST HEREIN.

Certificate No.                                            CUSIP:


          Class B                   Weighted Average Pass-Through Rate
_____________________________       _________________________________________


Date of Trust Agreement             Aggregate Initial Certificate
_________, 200_                     Principal Balance of Class B
                                    Certificates:  $__________


Initial Payment Date:  _________,   Initial Certificate Principal
200_                                Balance of this Certificate:$___________


                               TRUST CERTIFICATE,

                                 Series 200_-__

     evidencing a percentage interest in any distributions allocable to the Class B Certificates with respect to the Trust Fund consisting of the Underlying Certificates formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp., the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality or by Credit Suisse First Boston Mortgage Securities Corp. or the Trustee or any of their affiliates.

     This certifies that [Cede & Co.] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial
Certificate  Principal  Balance of this  Certificate  by the  aggregate  initial
Certificate Principal Balance of all Class B Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of the Underlying Certificates, formed and sold by Credit Suisse First Boston Mortgage Securities Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Depositor and _____________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the date (the "Payment Date") which is the later of (a) the second Business Day following the latest related Distribution Date on the Underlying Certificates and (b) the date on which both the distribution with respect to each related Underlying Certificate and the related Distribution Date Statement have been received by the Trustee, but no later than five Business Days following the date set forth in clause (a) (provided that the initial Payment Date shall be _________, 200_), to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month preceding the month of the latest related Distribution Date for the related Underlying Certificates or, under certain circumstances, the preceding month (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of this Class of Certificates on such Payment Date.

     Distributions on this Certificate will be made by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto except as otherwise provided in the Agreement if such Person shall have so notified the Trustee, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The initial aggregate Certificate Principal Balance of the Class B Certificates is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and as further set forth in the Trust Agreement.

     No transfer of a Certificate will be made unless such transfer is exempt from or is made in accordance with the registration requirements of the Act and any applicable state securities laws. In the event that such a transfer is to be made without such registration or qualification, (i) if this Certificate is a Definitive Certificate, the Depositor and the Trustee shall require the transferee to execute an investment letter in substantially the form attached as either Exhibit F or Exhibit H to the Trust Agreement, which investment letter shall not be an expense of the Depositor or the Trustee and (ii) in the event that such a transfer is not made pursuant to Rule 144A under the Act, the Depositor shall require an Opinion of Counsel satisfactory to the Depositor that such transfer may be made without such registration or qualification, which Opinion of Counsel shall not be an expense of the Depositor or the Trustee. Neither the Depositor nor the Trustee will register the Certificate under the Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     In connection with any transfer of a Definitive Certificate, the Trustee will require (i) a representation, in the form set forth in Exhibit F or Exhibit H, stating that the transferee is not, and is not purchasing on behalf of, or with "plan assets" of an employee benefit plan or other arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or is an insurance company whose purchase satisfies certain conditions set forth in the Agreement, or (ii) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Depositor with respect to the permissibility of such transfer under ERISA and stating, among other things, that the transferee's acquisition of this Certificate will not constitute or result in a non-exempt

"prohibited transaction" within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Trust Certificates of the Series specified hereon (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

     As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Trustee of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of __________.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.



                               ________________________, as Trustee




                              By:__________________________________
                                 Authorized Signatory


     This is one of the Trust Certificates referred to in the within-mentioned Agreement.



                               _______________________________,
                               as Certificate Registrar




                               By:___________________________________
                                  Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s)               unto__________________________________________________
________________________________________________________________________________
_____________________________________   (Please  print  or  typewrite  name  and
address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



_______________________________________________________________________________

Dated:


                                    _________________________________________
                                    Signature by or on behalf of assignor


                                    _________________________________________
                                    Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to __________________________________ for the account of _______
____________________  account  number , or, if mailed  by  check,  to  _________
__________________________________________.   Applicable  statements  should  be
mailed to ____________________________________________.

     This information is provided by ____________________________________,

the assignee named above, or __________________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE MAY BE SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" PURSUANT TO RULE 144A UNDER THE ACT. THIS CERTIFICATE IS ALSO SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER TO EMPLOYEE BENEFIT PLANS AND OTHER ARRANGEMENTS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR ANY POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND, EXCEPT FOR THE FEDERAL HOME LOAN MORTGAGE CORPORATION, A MAJORITY OF
ITS BOARD OF DIRECTORS IS NOT SELECTED BY ANY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, INTERNATIONAL ORGANIZATION OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) AN ORGANIZATION (EXCEPT CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM TAX IMPOSED BY CHAPTER 1 OF THE CODE (UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381 OF THE CODE AND (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C), (D), or (E) BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION

OF TAX, AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS.

Class R                             Certificate No. R-1


Date of Trust Agreement:            100% Percentage Interest
_________, 200_


                               TRUST CERTIFICATE,

                                 Series 200_-__

     evidencing a 100% undivided interest in any distributions allocable to the Class R Certificate with respect to the Trust Fund consisting of a pool of Underlying Certificates formed and sold by Credit Suisse First Boston Mortgage Securities Corp.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Credit Suisse First Boston Mortgage Securities Corp. or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the Underlying Certificates are guaranteed or insured by any governmental agency or instrumentality or by Credit Suisse First Boston Mortgage Securities Corp., the Trustee or any of their affiliates.

     This certifies that CREDIT SUISSE FIRST BOSTON CORPORATION is the registered owner of a 100% undivided interest in certain distributions with respect to the Trust Fund consisting primarily of a pool of Underlying Certificates, formed and sold by Credit Suisse First Boston Mortgage Securities Corp. (hereinafter called the "Depositor", which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Trust Agreement dated as specified above (the "Agreement") among the Depositor and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Pursuant to the terms of the Agreement, a distribution will be made on the date (the "Payment Date") which is the later of (a) the second Business Day following the latest related Distribution Date on the Underlying Certificates and (b) the date on which both the distribution with respect to each related Underlying Certificate and the related Distribution Date Statement have been received by the Trustee, but no later than five Business Days following the date set forth in clause (a) (provided that the initial Payment Date shall be ________, 200_), to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month preceding the month of the latest related Distribution Date for the related Underlying Certificates or, under certain circumstances, the preceding month (the "Record Date"), from the Available Funds in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of this Class of Certificates on such Payment Date.

     Distributions on this Certificate will be made by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto except as otherwise provided in the Agreement if such Person shall have so notified the Trustee, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

     Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York.

     No transfer of this Certificate will be made unless such transfer is exempt from the registration requirements of the Act pursuant to Rule 144A and any applicable state securities laws. In the event that such a transfer is to be made, the Depositor and the Trustee shall require the transferee to execute investment letters in substantially the forms attached as Exhibits H and I-1 to the Trust Agreement, which investment letters shall not be an expense of the Depositor or the Trustee, stating, among other things, that the transferee is not, and is not purchasing on behalf of, or with "plan assets" of an employee benefit plan or other arrangement subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Neither the Depositor nor the Trustee will register the Certificate under the Act, qualify this Certificate under any state securities law or provide registration rights to any purchaser. Any such holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee and a United States Person, (ii) no Ownership Interest in this Class R Certificate may be transferred without the express written consent of the Depositor, which consent may be conditioned on the delivery to the Depositor of, among other things, an opinion of counsel and
(iii) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Trust Certificates of the Series specified hereon (herein collectively called the "Certificates"). The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Underlying Certificates, all as more specifically set forth herein and in the Agreement.

     As provided in the Agreement, withdrawals from the Trust Certificate Account created for the benefit of Certificateholders may be made by the Trustee from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Depositor and the Trustee of advances made, or certain expenses incurred, by either of them.

     The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Trustee and the Certificate Registrar and any agent of the Depositor, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee nor any such agent shall be affected by notice to the contrary.

     This Certificate shall be governed by and construed in accordance with the laws of the State of _________.

     The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following receipt of the final distribution to be made on the last remaining Underlying Certificate in the Trust Fund upon presentation and surrender of such Underlying Certificate in accordance with the terms and conditions of the related Underlying Agreement.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.



                               _______________________, as Trustee




                               By:_________________________________
                                  Authorized Signatory


     This is one of the Trust Certificates referred to in the within-mentioned Agreement.



                               ________________________________,
                               as Certificate Registrar




                               By:________________________________
                                  Authorized Signatory

                                   ASSIGNMENT

     FOR  VALUE  RECEIVED,   the  undersigned  hereby  sell(s),   assign(s)  and
transfer(s)        unto        _________________________________________________
________________________________________________________________________________
_______________________________________________________    (Please    print   or
typewrite name and address including postal zip code of assignee) the beneficial interest evidenced by the within Trust Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


________________________________________________________________________________

Dated:


                                    __________________________________________
                                    Signature by or on behalf of assignor


                                    __________________________________________
                                    Signature Guaranteed



                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________ for the account
of      _______________________________________________      account      number
___________________________,      or,     if     mailed     by     check,     to
_____________________________.   Applicable   statements  should  be  mailed  to
__________________________________.

     This information is provided by _________________________________,

     the assignee named above, or _________________________________________,  as its agent.

                                    EXHIBIT E

                           UNDERLYING CERTIFICATE AND

                          UNDERLYING AGREEMENT SCHEDULE

$________   aggregate   principal   amount   of   ______________________________
Certificates, Series ______ Class ___ were issued pursuant to the Pooling and Servicing Agreement, dated as of _______ 1, ____, among
_____________________________________________________.

$________   aggregate   principal  amount  of   ________________________________
Certificates, Series ______ Class ___ were issued pursuant to the Pooling and Servicing Agreement, dated as of _______ 1, ____, among
_____________________________________________________.

$_________   aggregate   principal  amount  of   _______________________________
Certificates, Series ______ Class ___ were issued pursuant to the Pooling and Servicing Agreement, dated as of _______ 1, ____, among
____________________________________________________.

                                    EXHIBIT F

                     FORM OF INVESTOR REPRESENTATION LETTER

                                                             _____________, 20__


Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

[Trustee]

Attention:  Corporate Trust Administration

                Re:  Credit Suisse First Boston Mortgage
                     Securities Corp., Trust Certificates, Series
                     200_-__, Class

Dear Sirs:

     ____________________________________________  (the  "Purchaser")  has today purchased in a private  resale from  ___________________________________________
(the "Seller") [$______ initial principal amount of] [a __% Percentage Interest in] Trust Certificates, Series 200_-__, Class __ (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement"), dated as of _________, 200_ among Credit Suisse First Boston Mortgage Securities Corp, as depositor (the "Depositor") and ______________________, as trustee (the "Trustee"). The undersigned hereby certifies and agrees on behalf of the Purchaser:

     1.  The  Purchaser  is an  institutional  investor  and  is  acquiring  the
Certificates either (a) for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control, or (b) for resale to institutional investors in accordance with the provisions of the Trust Agreement.

     2. The Purchaser has received and reviewed (a) a copy of the Private Placement Memorandum relating to the Certificates and (b) such other information concerning the Certificates and the Depositor as has been requested by the Purchaser and is relevant to the Purchaser's decision to purchase the Certificates.

     3. The Purchaser has such expertise, knowledge and sophistication in financial and business matters generally, and in financial and business matters related to securities similar to the Certificates in particular, as to be capable of evaluating the merits and risks of an investment in the Certificates and it (or any account referred to above) is able to bear the economic risks of such an investment.

     4. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates by the Purchaser.

     5. The Purchaser understands that (a) the Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), (b) the Depositor is not required to so register the Certificates, (c) the Certificates may be resold only if registered pursuant to the provisions of the 1933 Act, or if an exemption from such registration is available, (d) the
Trust Agreement contains restrictions regarding the transfer of the Certificates, (e) the Certificates will bear a legend to the foregoing effect and (f) a stop order may be placed in the certificate register relating to the Certificates against the transfer of any Certificate subject to compliance with the 1933 Act, the rules and regulations thereunder and state securities laws.

     6. If the Purchaser sells any of the Certificates, the Purchaser will comply with any applicable requirements set forth in Section 4.02 of the Trust Agreement.

     7. The Purchaser (i) is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person (as such term is defined in the Trust Agreement) acting, directly or indirectly, on behalf of any such plan, or using "plan assets" of any such plan to effect its purchase of the Certificate; or (ii) has delivered an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor, to the effect that the purchase and holding of a Certificate by or on behalf of, or with "plan assets" of, any such plan would be permissible under applicable law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Trust Agreement; or (iii) is an insurance company, is acquiring the Certificate solely with assets of its general account, and such general account satisfies the conditions to the applicability of the exemptive relief available under Sections I or III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

     8. The Purchaser will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any
Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the 1933 Act, that would render the disposition of any Certificate a violation of Section 5 of the 1933 Act or any state securities law, or that would require registration or qualification pursuant thereto.

     9. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement. The Purchaser understands that the Certificates were issued in a transaction relying on Rule 3a-7 under the Investment Company Act of 1940, as amended, and that the Certificates may be sold and resold only to persons specified in Rule 3a-7(a)(2)(i) or Rule 3a-7(a)(2)(ii), as applicable.

     In the case of any Class B Certificate:

     For purposes of Rule 3a-7(a)(2)(i) the Purchaser satisfies the criteria in the category marked below.

__ Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

__ Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

__ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

__ Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii).

__ Any entity in which all of the equity owners come with the previous four paragraphs.





                                         Very truly yours,

                                         By:__________________________________
                                         Name:________________________________
                                         Title:_______________________________

                                    EXHIBIT G

                    FORM OF TRANSFEROR REPRESENTATION LETTER



                                                           _______________, 20__



Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

[Trustee]

Attention:  Corporate Trust Administration

                Re:  Credit Suisse First Boston Mortgage
                     Securities Corp., Trust Certificates, Series
                     200_-__, Class

Dear Sirs:

     In connection with the sale by ___________ (the "Seller") to (the "Purchaser") of $_______ initial principal amount of Trust Certificates, Series 200_-__, Class __ (the "Certificates"), issued pursuant to the Trust Agreement (the "Trust Agreement") dated as of _________, 200_ among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor") and ____________________, as trustee (the "Trustee"), the Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement. The Seller understands that the Certificates were issued in a transaction relying on Rule 3a-7 under the Investment Company Act of 1940, as amended, and that the Certificates may be sold and resold only to persons specified in Rule 3a-7(a)(2)(i) or Rule 3a-7(a)(2)(ii), as applicable.

                                    Very truly yours,



                                    _________________________________
                                    (Seller)




                                    By:______________________________
                                       Name:
                                       Title:

                                    EXHIBIT H

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:

             ______________________________________________________
             ______________________________________________________
             ______________________________________________________
             ______________________________________________________

     The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

     1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

     2. The Buyer warrants and represents to, and covenants with, the Seller and the Trustee pursuant to Section 4.02 of the Trust Agreement as follows:

     a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

     b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

     c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Depositor and has received and reviewed a copy of the Private Placement Memorandum with respect to the Certificates.

     d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

     e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

     3. The Buyer (i) is not an employee benefit or other plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), nor a Person (as such term is defined in the Trust Agreement) acting, directly or indirectly, on behalf of any such plan, or using "plan assets" of any such plan to effect its purchase of the Certificate; or (ii) except in the case of a Class R Certificate, has delivered an opinion of its counsel, addressed and satisfactory to the Trustee and the Depositor, to the effect that the purchase and holding of a Certificate by or on behalf of, or with "plan assets" of, any such plan would be permissible under applicable law, would not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Depositor or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those explicitly undertaken in the Trust Agreement; or (iii) except in the case of a Class R Certificate, is an insurance company, is acquiring the Certificate solely with assets of its general account, and such general account satisfies the conditions to the applicability of the exemptive relief available under Sections I or III of U.S. Department of Labor Prohibited Transaction Class Exemption 95-60.

     4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

     IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


________________________________             __________________________________
      Print Name of Seller                          Print Name of Buyer




By:_____________________________             By:_______________________________
   Name:                                        Name:
   Title:                                       Title:




_____________________________________        __________________________________
      Taxpayer Identification:                      Taxpayer Identification:


No._________________________________      No.__________________________________

Date:_______________________________      Date:________________________________

                                                            ANNEX 1 TO EXHIBIT H

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________/ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

__ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

__ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

__ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

__ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

__ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

__ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

__ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

__ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

__ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

__ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

__ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

____ ____  Will the Buyer be purchasing the Rule 144A
 Yes  No       Securities only for the Buyer's own account?

     6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

     7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                               ____________________________________
                               Print Name of Buyer




                               By:___________________________________
                                  Name:
                                  Title:



                               Date:__________________________________

                                                            ANNEX 2 TO EXHIBIT H

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

     1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

     2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

     4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

     5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

     6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                               ____________________________________
                               Print Name of Buyer



                               By:_________________________________
                                  Name:
                                  Title:



                               IF AN ADVISER:



                               ____________________________________
                               Print Name of Buyer



                               Date:_______________________________

                                   EXHIBIT I-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF             )

                     ) ss.:

COUNTY OF            )

     [NAME OF OFFICER], being first duly sworn, deposes and says:

     1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner (the "Owner") of the Credit Suisse First Boston Mortgage Securities Corp., Trust Certificate, Series 200_-__, Class R (the "Class R Certificate")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

     2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificate and (iii) is acquiring the Class R Certificate for its own account or for the account of another Owner from which it has received an affidavit in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under section 775 of the Code, the United States, any state or political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity), or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

     3. That the Owner is aware (i) of the tax that would be imposed on transfers of the Class R Certificate to disqualified organizations under the Code, that applies to all transfers of the Class R Certificate after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to electing large partnerships, on such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than transfers with respect to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income of such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.



                                     I-1-1

     4. That the Owner is aware of the tax imposed on a "pass-through entity" holding the Class R Certificate if either the pass-through entity is an electing large partnership under Section 775 of the Code of if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

     5. That the Owner is aware that the Trustee will not register the transfer of a Class R Certificate unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

     6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificate and the provisions of Section 4.02(g) of the Trust Agreement under which the Class R Certificate was issued. The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

     7. The Owner warrants and represents that it is [a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1933, as amended] [a person involved in the organization of the issuer of the Class R Certificate, or an affiliate, as defined in Rule 405 under the Securities Act of 1933, as amended, of such person].

     8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificate will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

     9.  The  Owner's  Taxpayer   Identification  Number  is  _________________.

     10. This affidavit and agreement relates only to the Class R Certificate held by the Owner and not to any other holder of the Class R Certificate. The Owner understands that the liabilities described herein relate only to the Class R Certificate.

     11. That no purpose of the Owner relating to the purchase of the Class R Certificate by the Owner is or will be to impede the assessment or collection of any tax.

     12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

     13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as the Class R Certificate remains outstanding.



                                     I-1-2

     14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includable in gross (or otherwise a domestic partnership pursuant to Treasury Regulations) income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.



                                     I-1-3

     IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this __ day of __________, 20__.

                               [NAME OF OWNER]




                                By:________________________________
                                         [Name of Officer]
                                         [Title of Officer]
[Corporate Seal]

ATTEST:




_____________________________
[Assistant] Secretary

     Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

     Subscribed and sworn before me this __ day of ______________________, 20__.



                                        _____________________________
                                        NOTARY PUBLIC

                                        COUNTY OF____________________
                                        STATE OF ____________________
                                        My Commission expires the ______ day of
                                        ____________, 20__.




                                     I-1-4

                                   EXHIBIT I-2

                         Form of Transferor Certificate


                                           _____________, 20__

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010

[Trustee]

Attention:  Corporate Trust Administration

           Re:  Credit Suisse First Boston Mortgage Securities
                Corp., Trust Certificates, Series 200_-__,
                Class

Dear Sirs:

     This letter is delivered to you in connection with the transfer by (the "Seller") to (the "Purchaser") of a ____% Percentage Interest in Trust Certificates, Series 200_-___, Class R (the "Certificates"), pursuant to Section
4.02 of the Trust Agreement (the "Trust Agreement"), dated as of _________, 200_ among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the "Depositor") and _____________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

     1. No purpose of the Seller relating to transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

     2. The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Trust Agreement as
Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

     3. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

     4. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of the Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.



                                     I-2-1

                                    Very truly yours,





                                    _____________________________
                                    (Seller)




                                    By:__________________________
                                       Name:
                                       Title:




                                     I-2-2

                                TABLE OF CONTENTS

                                                                          Page


ARTICLE I    DEFINITIONS...................................................1

             Section 1.01. Defined Terms...................................1

ARTICLE II   CONVEYANCE OF THE UNDERLYING CERTIFICATES;
             ORIGINAL ISSUANCE OF TRUST CERTIFICATES......................14

             Section 2.01. Conveyance of the Underlying Certificates......14

             Section 2.02. Issuance of Trust Certificates.................16

             Section 2.03. Miscellaneous REMIC Provisions.................16

ARTICLE III  ADMINISTRATION OF THE UNDERLYING CERTIFICATES;
             PAYMENTS AND REPORTS TO CERTIFICATEHOLDERS...................17

             Section 3.01. Administration of the Trust Fund and the
                           Underlying Certificates........................17

             Section 3.02. Collection of Monies...........................19

             Section 3.03. Establishment of Trust Certificate Account;
                           Deposits in Trust Certificate Account..........19

             Section 3.04. Permitted Withdrawals From the Trust
                           Certificate Account............................20

             Section 3.05. Distributions..................................20

             Section 3.06. Statements to Certificateholders...............23

             Section 3.07. Access to Certain Documentation and
                           Information....................................24

             Section 3.08. Permitted Investments..........................24

             Section 3.09. Sale of Defective Assets.......................25

             Section 3.10. Modification of Underlying Certificates........25

ARTICLE IV   THE TRUST CERTIFICATES.......................................25

             Section 4.01. The Certificates...............................25

             Section 4.02. Registration of Transfer and Exchange of
                           Certificates...................................27

             Section 4.03. Mutilated, Destroyed, Lost or Stolen
                           Certificates...................................31

             Section 4.04. Persons Deemed Owners..........................31

ARTICLE V    THE TRUSTEE..................................................31

             Section 5.01. Duties of Trustee..............................31

             Section 5.02. Certain Matters Affecting the Trustee..........33

             Section 5.03. Trustee Not Liable for Certificates or
                           Underlying Certificates........................34

             Section 5.04. Trustee May Own Certificates...................34

             Section 5.05. Eligibility Requirements for Trustee...........34

             Section 5.06. Resignation and Removal of the Trustee.........35

                                TABLE OF CONTENTS
                                   (continued)
                                                                          Page

             Section 5.07. Successor Trustee..............................35

             Section 5.08. Merger or Consolidation of Trustee.............36

             Section 5.09. Appointment of Co-Trustee or Separate
                           Trustee........................................36

             Section 5.10. Appointment of Office or Agency................37

             Section 5.11. Compliance with Withholding Requirements.......37

ARTICLE VI   TERMINATION..................................................38

             Section 6.01. Termination....................................38

             Section 6.02. Additional Termination Requirements............39

ARTICLE VII  THE DEPOSITOR................................................39

             Section 7.01. Liability of the Depositor.....................39

             Section 7.02. Merger, Consolidation or Conversion of
                           the Depositor..................................39

             Section 7.03. Limitation on Liability of the Depositor
                           and Others.....................................40

ARTICLE VIII MISCELLANEOUS PROVISIONS.....................................41

             Section 8.01. Amendment......................................41

             Section 8.02. Counterparts...................................42

             Section 8.03. Limitation on Rights of Certificateholders.....42

             Section 8.04. Governing Law..................................43

             Section 8.05. Notices........................................43

             Section 8.06. Notices to the Rating Agency...................44

             Section 8.07. Severability of Provisions.....................44

             Section 8.08. Successors and Assigns.........................44

             Section 8.09. Article and Section Headings...................44

             Exhibit A      Form of Class A Certificate

             Exhibit B      Form of Class M Certificate

             Exhibit C      Form of Class B Certificate

             Exhibit D      Form of Class R Certificate

             Exhibit E      Underlying Certificate and Underlying
                            Agreement Schedule

             Exhibit F      Form of Investor Representation Letter

             Exhibit G      Form of Transferor Representation Letter

             Exhibit H      Form of Rule 144A Investment Representation

             Exhibit I-1    Form of Transfer Affidavit and Agreement

             Exhibit I-2    Form of Transferor Certificate



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